Exhibit 99.1

NeuroOne Medical Technologies Corporation Receives FDA 510(k) Clearance for Evo™ Cortical Electrode

The Company believes that the Evo Cortical Electrode is the first cortical electrode to receive FDA 510(k) clearance that uses thin film printed microcircuit technology manufactured using a fully automated photolithographic process

Eden Prairie, MN – December 2, 2019 – NeuroOne Medical Technologies Corporation (OTCQB: NMTC), a medical device company focused on the development and commercialization of thin film electrode technology for recording brain activity, stimulation and ablation solutions for patients suffering from Epilepsy, Parkinson's Disease, and back pain, today announced that it has received U.S. Food and Drug Administration (FDA) 510(k) clearance to market its thin film cortical electrode technology for temporary (less than 30 days) recording, monitoring, and stimulation on the surface of the brain.

The Evo Cortical Electrode product line is the result of a collaboration with both Wisconsin Alumni Research Foundation and Mayo Foundation for Medical Education and Research. This thin film technology offers the potential for improved resolution during recording brain activity, future placement through a less invasive procedure, and reduced inflammation of brain tissue as demonstrated in testing conducted at the Mayo Clinic.

“This is certainly a monumental achievement for the Company,” stated Dave Rosa, NeuroOne’s President and CEO. “A great deal of work, perseverance and commitment from our employees, development partners, consultants and manufacturing partners made this possible. This 510(k) clearance is a critical step in executing our corporate strategy, and we look forward to working towards our goal of applying this platform to a variety of other devices for recording, monitoring and stimulation for various therapeutic applications such as epilepsy, Parkinson’s Disease, spinal cord stimulation and artificial intelligence.”

About NeuroOne

NeuroOne Medical Technologies Corporation is a developmental stage company committed to providing minimally invasive and hi-definition solutions for EEG recording, brain stimulation and ablation solutions for patients suffering from Epilepsy, Parkinson’s Disease, Essential Tremors and other related neurological disorders that may improve patient outcomes and reduce procedural costs.

Forward Looking Statement

This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “target,” “seek,” “contemplate,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements may include statements regarding the Company’s regulatory submissions, potential regulatory approval, commercialization of the technology, business strategy, market size, potential growth opportunities, plans for product applications and product development, future operations, future efficiencies, and other financial and operating information. Although the Company believes that we have a reasonable basis for each forward-looking statement, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Our actual future results may be materially different from what we expect due to factors largely outside our control, including our ability to raise additional funds, uncertainties inherent in the development process of our technology, changes in regulatory requirements or decisions of regulatory authorities, the size and growth potential of the markets for our technology, our ability to serve those markets, the rate and degree of market acceptance of our products, clinical trial patient enrollment, the results of clinical trials, future competition, the actions of third-party clinical research organizations, suppliers and manufacturers, our ability to protect our intellectual property rights and other risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release and the Company undertakes no obligation to revise or update any forward-looking statements for any reason, even if new information becomes available in the future.

Investor Relations Contact:

Leah Noaeill

Sr. Director of Marketing

NeuroOne Medical Technologies Corporation

leahn@neurooneinc.com

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